UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

WinVest Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS

SUBJECT TO COMPLETION

WINVEST ACQUISITION CORP.

125 Cambridgepark Drive, Suite 301

Cambridge, Massachusetts 02140

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

OF WINVEST ACQUISITION CORP.

TO BE HELD ON [●], 2026

To the Stockholders of WinVest Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of WinVest Acquisition Corp., a Delaware corporation (“WinVest,” or the “Company”), will be held on [●], 2026, at  [●] a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).

You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/winvestacquisition/2026. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.

You are cordially invited to attend the Stockholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), to extend the date (the “Termination Date”) by which the Company has to consummate an initial business combination (the “Charter Extension”) from September 17, 2026 (the “Current Termination Date”) to October 17, 2026 (the “Charter Extension Date”), and to allow us, without another stockholder vote, to elect to extend the Termination Date on a monthly basis for up to five times by an additional one month (or such shorter period as WinVest SPAC LLC (the “Sponsor”) shall request) each time after the Charter Extension Date, by resolution of our board of directors (the “Board”), if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until March 17, 2027, or a total of up to six months after the Current Termination Date, unless the closing of an initial business combination shall have occurred prior thereto (the “Extension Amendment Proposal”); a copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement; (ii) an extension amendment proposal to the Company’s Investment Management Trust Agreement (the “Trust Agreement,” and such amendment, the “Trust Amendment”), dated September 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“Continental,” or the “Trustee”), as amended, to extend the date (the “Liquidation Date”) on which the Trustee must liquidate the trust account (“Trust Account”) established by the Company in connection with its initial public offering (“IPO”) and the concurrent sale of warrants (“Private Placement Warrants”) to our Sponsor in a private placement from September 17, 2026 to October 17, 2026, and to allow the Company, without another stockholder vote, to elect to further extend the Liquidation Date on a monthly basis for up to five times, from October 17, 2026 to March 17, 2027 (the “Trust Amendment Proposal”). A copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement; and (iii) an adjournment proposal to adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of our common stock, par value $0.0001 per share (“Common Stock”), represented either in person (including virtually) or by proxy to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”) (unless the Company determines that it is not necessary to hold the Stockholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated [●], 2026 and is first being mailed to stockholders on or about that date.

The proposals to be voted upon at the Stockholder Meeting are as follows:

1.	Proposal No. 1 — Extension Amendment Proposal — To amend the Certificate of Incorporation to extend the Termination Date from the Current Termination Date to the Charter Extension Date and to allow the Company, without another stockholder vote, to elect to extend the Termination Date on a monthly basis for up to five times by an additional one month (or such shorter period as the Sponsor shall request) each time after the Charter Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until March 17, 2027, or a total of up to six months after the Current Termination Date, unless the closing of an initial business combination shall have occurred prior thereto. A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement;

2.	Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement to extend the Liquidation Date from September 17, 2026 to October 17, 2026, and to allow us, without another stockholder vote, to elect to further extend the Liquidation Date on a monthly basis for up to five times from October 17, 2026 to March 17, 2027. A copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement; and

3.	Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of our Common Stock represented (either in person (including virtually) or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Company determines to effect the Charter Extension, prior to filing an amendment to the Certificate of Incorporation with the Delaware Secretary of State to effectuate the Charter Extension and entering into the Trust Amendment with Continental, the Sponsor (or one or more of its affiliates, members or third-party designees, including, but not limited to, any parties to a business combination agreement (including the Business Combination Agreement (as defined below)) or their affiliates) (the “Lender”) shall lend the Company $30,000 (the “Monthly Extension Payment”), which the Company shall deposit into the Trust Account, upon the Company’s first drawdown under a non-interest bearing, unsecured promissory note in the amount of up to $180,000 to be issued by the Company to the Lender (the “Note”). In addition, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Extension becomes effective, in the event that we have not consummated an initial business combination by April 17, 2026, without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date and Liquidation Date up to five times, each by one additional month (or such shorter period as the Sponsor shall request) (for a total of up to six additional months to complete an initial business combination), provided that we draw down and deposit into the Trust Account, for each such extension, the Monthly Extension Payment, for an additional aggregate deposit of up to $150,000 (if all five additional extensions are exercised). If we complete an initial business combination, we will repay the amounts loaned under the Note. If we do not complete an initial business combination by the applicable Termination Date, such Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note, issue securities and pay certain fees to the Lender in connection with the Note.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete its previously announced Business Combination (as defined below).

On December 2, 2025, WinVest entered into an Business Combination Agreement (the “Business Combination Agreement”), by and among WinVest, WinVest Holdings Corp., an exempted company incorporated and registered in the Cayman Islands (“Pubco”), WinVest Merger Sub I Limited, an exempted company incorporated and registered in the Cayman Islands and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), WV Merger Sub II Corp., a Delaware corporation and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), and Embed Financial Group Cayman Holdings, an exempted company incorporated and registered in the Cayman Islands (the “Company”).

Pursuant to the Business Combination Agreement (and subject to the conditions and terms therein), a business combination will be effected through the following transactions: (i) pursuant to one or more Contribution Agreements between the equity holders of each of (a) Embed Financial Group Holdings PTE. Limited, a Singapore private company, (b) Impact Innovations Pte Ltd., a Singapore private company and (c) Embed Global Pte Ltd, a Singapore private company (collectively, the “Contributed Companies”), and the Company, the equity holders of the Contributed Companies shall contribute all of their equity interests in the Contributed Companies to the Company, (ii) (a) Company Merger Sub will merge with and into the Company (the “Company Merger”), with the Company surviving the Company Merger as a wholly-owned subsidiary of Pubco and (b) SPAC Merger Sub will merge with and into the SPAC (the “SPAC Merger”, and together with the Company Merger, the “Mergers”), with the SPAC surviving the SPAC Merger as a wholly-owned subsidiary of Pubco. In connection with the Business Combination, the Company, WinVest Holdings Corp. and Embed Financial Group Cayman Holdings will file a registration statement on Form F-4 and which includes a proxy statement/prospectus (as amended or supplemented from time to time, the “Proxy Statement/Prospectus”) relating to the Business Combination. The Company has called a special meeting of stockholders, which may be postponed, adjourned or rescheduled by the Company, in order to vote on the proposals described in the Proxy Statement/Prospectus. You are not being asked to vote on an initial business combination, including the Business Combination, at this time.

Our Certificate of Incorporation provides that we have until the Current Termination Date to complete an initial business combination. The Board has determined that it is in the best interests of the Company to seek an extension of the Current Termination Date and the Liquidation Date and have the Company’s stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for a period of additional time to consummate the Business Combination. Although we are using our best efforts to complete the Business Combination as contemplated by the Business Combination Agreement as soon as practicable, without the Charter Extension, we do not believe we will be able to complete an initial business combination (including the Business Combination) on or before the Current Termination Date. If that were to occur, we would be precluded from completing the Business Combination or any other initial business combination and would be forced to liquidate. If we are unable to effect the Charter Extension, we will not be able to extend the Current Termination Date.

As previously disclosed, on September 17, 2024, we received a written notice (the “Notice”) from the staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that we had failed to comply with Nasdaq Listing Rule IM-5101-2, which requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. In response to the Notice, we timely requested a hearing before a Nasdaq Hearings Panel (the “Panel”), which was held on November 12, 2024. On December 17, 2024, we received a written notice (the “Decision”) from Nasdaq that the Panel had granted our request to continue our listing on Nasdaq until March 17, 2025 (the “Extended Date”), provided that we comply with certain conditions, including that we would have completed the Business Combination on or before the Extended Date, and that the combined company would have demonstrated compliance with all applicable requirements for an initial listing on Nasdaq. On March 18, 2025, we received a written notice from the Panel indicating that the Panel had determined to delist our securities from Nasdaq and that trading in our securities would be suspended at the open of trading on March 20, 2025, due to our failure to satisfy the terms of the Panel’s Decision, including the requirement that we complete the Business Combination on or before the Extended Date.

Following suspension of trading on Nasdaq, our Public Stock (as defined below), rights, units and public warrants commenced trading on the OTC Markets under the tickers “WINV,” “WINVR,” “WINVU,” and “WINVW,” respectively. There may be a very limited market in which our securities are traded, and the trading price of the Company’s securities may be adversely affected. We can provide no assurance that our securities will continue to trade on this market, whether broker-dealers will continue to provide public quotes of our securities on this market, or whether the trading volume of our securities will be sufficient to provide for an efficient trading market for existing and potential holders of our securities. For more information see “Risk Factors — We have been delisted from Nasdaq, and there is a limited trading volume for our securities on the OTC Markets.”

We reserve the right at any time to cancel the Stockholder Meeting and not to submit to our stockholders the Extension Amendment Proposal and the Trust Amendment Proposal and implement the Charter Extension and the Trust Amendment. In the event the Stockholder Meeting is cancelled, and the Business Combination is not consummated prior to the Current Termination Date, we will dissolve and liquidate in accordance with the Certificate of Incorporation.

We believe that it is in the best interests of our stockholders that we obtain the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are each in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Certificate of Incorporation, the holders of shares of Common Stock issued as part of the units sold in our IPO (the “Public Stock”) may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented (the “Redemption”), regardless of how such public stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned), holders of Public Stock remaining after the Redemption will retain their right to redeem their Public Stock for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination, or if we do not complete an initial business combination, by the applicable Termination Date.

We will not use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company. In the event (i) an excise tax and/or any other similar fees or taxes in nature are levied or imposed on us pursuant to any current, pending or future rule(s) or law(s), including without limitation any excise tax imposed under the Inflation Reduction Act of 2022 in relation to a redemption of securities as described herein or otherwise, and (ii) the holders of our shares of Common Stock approve the Extension Amendment Proposal, if such excise tax or fee has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax or fee, our Sponsor or a designee agrees to promptly (but in any event sufficiently prior to the due date for such tax or fee to assure timely payment thereof) either directly pay such tax or fee on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax or fee timely with respect to any future redemptions that occur prior to or in connection with a business combination or our liquidation. The Sponsor agrees not to seek recourse for such expenses from the Trust Account.

On [●], 2026, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $ [●]  (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of  [●], 2026 (including interest not previously released to the Company to pay its income or other tax obligations), divided by the total number of then-outstanding shares of Public Stock. The redemption price per share will increase between [●], 2026 and the date that is two business days prior to the Stockholder Meeting due to any interest that accrues on the amount on deposit in the Trust Account prior to such date (less any amounts released to us to pay our income or other tax obligations between such dates). If the closing price of the Public Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $ [●]  more per share than if the shares were sold in the open market (based on the current per share redemption price and the closing price of our Public Stock as reported on the OTC Markets on [●], 2026). We cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares. We believe that such redemption right enables our public stockholders to determine whether or not to sustain their investments for an additional period if we do not complete the Business Combination on or before the Current Termination Date.

Approval of both the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Charter Extension. If the Charter Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with the Redemption. We cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the amount remaining in the Trust Account may be only a small fraction of the $[●] that was in the Trust Account as of [●], 2026 (including interest not previously released to us to pay our income or other tax obligations).

If either the Extension Amendment Proposal or the Trust Amendment Proposal are not approved and the Business Combination is not completed on or before the Current Termination Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our income or other tax obligations, if any (less up to $100,000 of such interest to pay dissolution expenses), divided by the total number of the then-outstanding shares of Public Stock, which Redemption will completely extinguish our public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such Redemption, subject to the approval of our remaining stockholders and the Board, in accordance with applicable law, liquidate and dissolve, subject in the each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up.

In the event of a liquidation, the Sponsor, our officers, our current and former directors and certain members of our advisory board (collectively, the “Initial Stockholders”) will not receive any monies held in the Trust Account as a result of their ownership of an aggregate of 2,875,000 shares of Common Stock issued prior to the IPO (the “Founder Shares”), and the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 10,900,000 Private Placement Warrants exercisable for an aggregate of 5,450,000 shares of Common Stock. As a consequence, a liquidating distribution will be made only with respect to the Public Stock.

If we liquidate, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement (including the Business Combination Agreement), reduce the amount of funds in the Trust Account to below (i) $10.10 per share of Public Stock or (ii) the actual amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.10 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable), nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, the per-share price at which shares of Public Stock would be redeemed from cash held in the Trust Account would be approximately $             . Nevertheless, we cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $[●], plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. Because WinVest will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires it to adopt a plan, based on facts known to it at such time, that will provide for the payment of all existing and pending claims or claims that may be potentially brought against WinVest within the subsequent 10 years. However, because WinVest is a blank check company, rather than an operating company, and its operations are limited to seeking to complete an initial business combination, the only likely claims to arise would be from vendors (such as lawyers, investment bankers, etc.), prospective target businesses or potentially claims related to the excise tax under the Inflation Reduction Act of 2022.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO OUR TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on January 24, 2024, the SEC adopted final rules (the “SPAC Final Rules”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The SPAC Final Rules became effective on July 1, 2024.

To mitigate the risk of the Company being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we have instructed the Trustee to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain all funds in the Trust Account in cash in an interest-bearing bank account until the earlier of the consummation of an initial business combination or our liquidation. The interest rate on such deposit account is currently approximately 3.25% per annum, but such deposit account carries a variable interest rate, and we cannot assure you that such rate will not decrease significantly. As a result, we may receive less interest, if any, on the funds held in the Trust Account than if the assets in the Trust Account had remained in U.S. government securities or money market funds. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, our liquidation of the securities held in the Trust Account and the holding of all funds in the Trust Account in cash could reduce the dollar amount our public stockholders would receive upon any Redemption or the liquidation of the Company. See “Risk Factors — To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have instructed the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, we may receive less interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any Redemption or the liquidation of the Company.”

Approval of each of the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person (including virtually) or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock present at the Stockholder Meeting to constitute a quorum or there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal at the Stockholder Meeting.

Record holders of Common Stock at the close of business on [●], 2026 (the “Record Date”) are entitled to vote or have their votes cast at the Stockholder Meeting. On the Record Date, there were 258,251 issued and outstanding shares of Common Stock held by public stockholders and 2,875,000 issued and outstanding Founder Shares held by the Initial Stockholders. Our warrants and rights do not have voting rights.

Our Initial Stockholders intend to vote all of their Founder Shares in favor of the proposals being presented at the Stockholder Meeting and have, pursuant to a letter agreement, agreed to, among other things, waive their redemption rights with respect to any Common Stock held by them in connection with this Stockholder Meeting. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Initial Stockholders hold approximately 91.8% of the issued and outstanding shares of Common Stock, of which (i) approximately 81.0% is held by our Sponsor, (ii) approximately 8.0% is held by our officers and current and former directors and (iii) approximately 2.8% is held by certain members of our advisory board (in each of (ii) and (iii), excluding any securities indirectly owned by such officers, directors or advisory board members as a result of their membership interest in the Sponsor). As a result, approval of each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will not require the affirmative vote of any shares of Public Stock.

The accompanying proxy statement contains important information about the Stockholder Meeting, the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, we urge you to read this material carefully and vote your shares.

The accompanying proxy statement is dated [●], 2026 and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of WinVest Acquisition Corp.

Lawrence S. Kramer
Chairman of the Board of Directors [●], 2026

i

WINVEST ACQUISITION CORP.

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2026

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of WinVest Acquisition Corp., a Delaware corporation (“WinVest,” or the “Company”), with respect to, among other things, the Company’s ability to complete an initial business combination. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete an initial business combination (including the Business Combination (as defined below));

●	the anticipated benefits of an initial business combination (including the Business Combination);

●	the issuance by the Securities and Exchange Commission (“SEC”) of final rules to regulate special purpose acquisition companies (“SPACs”);

●	the risk of the Company being deemed an “investment company” for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”);

●	the volatility of the market price and liquidity of the Public Stock (as defined below) and other securities of the Company;

●	our liquidation of the securities held in the Trust Account (as defined below) to avoid being deemed an investment company;

●	the potential impact of the Excise Tax (as defined below);

●	the delisting of our securities from the Nasdaq Stock Market, LLC (“Nasdaq”) or an inability to have our securities listed on Nasdaq following an initial business combination; and

●	the use of funds not held in the Trust Account or available to the Company from interest income on the Trust Account balance.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 6, 2025, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

1

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about this special meeting of stockholders (the “Stockholder Meeting”) and the proposals to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to our stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on [●], 2026, at [●] a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/winvestacquisition/sm2026.

Q:	Why am I receiving this proxy statement?

A:	We are a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On September 17, 2021, we consummated our initial public offering (the “IPO”) of units (“Units”), each consisting of one share of our common stock, par value $0.0001 per share (“Common Stock,” and the Common Stock issued as part of the Units, the “Public Stock”), one redeemable warrant (“Public Warrant”) to purchase one-half of one share of Common Stock and one right (“Right”) to receive one-fifteenth of one share of Common Stock. Following the closing of the IPO, and the subsequent full exercise of the underwriters’ over-allotment on September 27, 2021, $116,150,000 ($10.10 per Unit) from the net proceeds of (i) the sale of the Units in the IPO and (ii) the concurrent sale of private warrants (the “Private Placement Warrants,” and, collectively with the Public Warrants, the “Warrants”) to WinVest SPAC LLC (the “Sponsor”) was placed in a trust account established at the consummation of the IPO that holds certain of the proceeds of the IPO and the Private Placement Warrants (the “Trust Account”).

Like most blank check companies, our amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), provided for the return of the IPO proceeds held in the Trust Account to the holders of shares of our Public Stock if there was no qualifying initial business combination(s) consummated on or before the deadline for the Company to consummate an initial business combination (the “Termination Date”). The Company currently has until September 17, 2026 (the “Current Termination Date”), to complete its initial business combination.

2

On December 2, 2025, WinVest entered into an Business Combination Agreement (the “Business Combination Agreement”), by and among WinVest, WinVest Holdings Corp., an exempted company incorporated and registered in the Cayman Islands (“Pubco”), WinVest Merger Sub I Limited, an exempted company incorporated and registered in the Cayman Islands and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), WV Merger Sub II Corp., a Delaware corporation and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), and Embed Financial Group Cayman Holdings, an exempted company incorporated and registered in the Cayman Islands (the “Company”). Pursuant to the Business Combination Agreement (and subject to the conditions and terms therein), a business combination will be effected through the following transactions: (i) pursuant to one or more Contribution Agreements between the equity holders of each of (a) Embed Financial Group Holdings PTE. Limited, a Singapore private company, (b) Impact Innovations Pte Ltd., a Singapore private company and (c) Embed Global Pte Ltd, a Singapore private company (collectively, the “Contributed Companies”), and the Company, the equity holders of the Contributed Companies shall contribute all of their equity interests in the Contributed Companies to the Company, (ii) (a) Company Merger Sub will merge with and into the Company (the “Company Merger”), with the Company surviving the Company Merger as a wholly-owned subsidiary of Pubco and (b) SPAC Merger Sub will merge with and into the SPAC (the “SPAC Merger”, and together with the Company Merger, the “Mergers”), with the SPAC surviving the SPAC Merger as a wholly-owned subsidiary of Pubco. In connection with the Business Combination, the Company, WinVest Holdings Corp. and Embed Financial Group Cayman Holdings will file a registration statement on Form F-4 and which includes a proxy statement/prospectus (as amended or supplemented from time to time, the “Proxy Statement/Prospectus”) relating to the Business Combination. The Company has called a special meeting of stockholders, which may be postponed, adjourned or rescheduled by the Company, in order to vote on the proposals described in the Proxy Statement/Prospectus. You are not being asked to vote on an initial business combination, including the Business Combination, at this time.

Although we are using our best efforts to complete the Business Combination as contemplated by the Business Combination Agreement as soon as practicable, without the Charter Extension (as defined below), we do not believe we will be able to complete the Business Combination on or before September 17, 2026. We believe that it is in the best interests of our stockholders to continue the Company’s existence until October 17, 2026, plus up to five one month extensions in order to allow the Company additional time to complete the Business Combination, and we are therefore holding this Stockholder Meeting.

3

Q:	When and where will the Stockholder Meeting be held?

A:	The Stockholder Meeting will be held on [●], 2026, at [●] a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

We encourage you to attend the Stockholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/winvestacquisition/sm2026. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.

Q:	How do I vote?

A:	If you were a holder of record of shares of Public Stock at the close of business on [●], 2026 (the “Record Date”), you may vote with respect to the proposals electronically, either prior to or during the Stockholder Meeting, or by 2026, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 4:00 p.m., Eastern Time, on [●], 2026.

Voting Electronically. You may virtually attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/winvestacquisition/sm2026 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Stockholder Meeting?

A:	If you are a registered stockholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Stockholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email spacredemptions@continentalstock.com.

You can pre-register to attend the virtual Stockholder Meeting starting [●], 2026, at [●]a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address https://www.cstproxy.com/winvestacquisition/sm2026 into your browser and enter your control number, name and email address. Once you pre-register, you can vote or enter questions in the chat box. At the start of the Stockholder Meeting, you will need to log in again using your control number, and you will also be prompted to enter your control number if you vote during the Stockholder Meeting.

Stockholders who hold their investments through a bank or broker will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing 1 (800) 450-7155 (or 1 (857) 999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 8909014#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.

4

Q:	What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?

A:	Our stockholders are being asked to consider and vote on the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal — To amend our Certificate of Incorporation to extend the Termination Date (the “Charter Extension”) from the Current Termination Date to October 17, 2026 (the “Charter Extension Date”), and to allow us, without another stockholder vote, to extend the Termination Date on a monthly basis for up to five times by an additional one month (or such shorter period as the Sponsor shall request) each time after the Charter Extension Date, by resolution of the Company’s board of directors (the “Board”), if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until March 17, 2027 (each, an “Additional Charter Extension Date”), or a total of up to six months after the Current Termination Date, unless the closing of an initial business combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment, which we refer to as the “Extension Amendment,” is set forth in Annex A to this proxy statement;

2.	Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement (such amendment, the “Trust Amendment”), dated September 14, 2021, by and between the Company and Continental, as amended, to extend the date (the “Liquidation Date”) on which the Trustee must liquidate the Trust Account from September 17, 2026 to October 17, 2026, and to allow the Company, without another stockholder vote, to elect to further extend the Liquidation Date on a monthly basis for up to five times from October 17, 2026 to March 17, 2027 (the “Trust Amendment Proposal”). A copy of the proposed amendment is set forth in Annex B to this proxy statement; and

3.	Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented either in person (including virtually) or by proxy to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Company determines to effect the Charter Extension, prior to filing the Extension Amendment with the Delaware Secretary of State to effectuate the Charter Extension and entering into the Trust Amendment with Continental, the Sponsor (or one or more of its affiliates, members or third-party designees, including, but not limited to, any parties to a business combination agreement (including the Business Combination Agreement) or their affiliates) (the “Lender”) shall lend the Company $30,000 (the “Monthly Extension Payment”), which the Company shall deposit into the Trust Account upon the Company’s first drawdown of a non-interest bearing, unsecured promissory note in the amount of up to $180,000 to be issued by the Company to the Lender (the “Note”). In addition, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Extension and Trust Amendment become effective, in the event that we have not consummated an initial business combination by October 17, 2026, without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date and Liquidation Date up to five times, each by one additional month (or such shorter period as the Sponsor shall request) (for a total of up to six additional months to complete an initial business combination), provided that we draw down and deposit into the Trust Account, for each such extension, the Monthly Extension Payment under the Note, for an additional aggregate deposit of up to $150,000 (if all five additional extensions are exercised). If we complete an initial business combination, we will repay the amounts loaned under the Note. If we do not complete an initial business combination by the applicable Termination Date, such Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note, issue securities and pay certain fees to the Lender in connection with the Note.

5

For more information, please see “Proposal No. 1 — The Extension Amendment Proposal.”

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Initial Stockholders” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Am I being asked to vote on a proposal to elect directors?

A:	No. Holders of Public Stock are not being asked to vote on the election of directors at this time.

Q:	Are the proposals conditioned on one another?

A:	Approval of both the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Charter Extension.

The Adjournment Proposal is conditioned on the Company not obtaining the necessary votes for approving the Extension Amendment Proposal and the Trust Amendment Proposal prior to the Stockholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved at the Stockholder Meeting, the Adjournment Proposal will not be presented.

Q:	Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:	Our Certificate of Incorporation and the Trust Agreement provide for the return of the IPO proceeds held in trust to the holders of Public Stock sold in the IPO if there is no qualifying initial business combination consummated on or before the Current Termination Date. The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the Business Combination.

Although we are using our best efforts to complete the Business Combination as contemplated by the Business Combination Agreement as soon as practicable, without the Charter Extension, we do not believe we will be able to complete an initial business combination (including the Business Combination) on or before the Current Termination Date. If that were to occur, we would be forced to liquidate.

If either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved by our stockholders, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by our stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates in the event that there are insufficient shares of Common Stock represented (either in person (including virtually) or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

6

We reserve the right at any time to cancel the Stockholder Meeting and not to submit to our stockholders the Extension Amendment Proposal and the Trust Amendment Proposal and implement the Charter Extension and the Trust Amendment. In the event the Stockholder Meeting is cancelled, and the Business Combination is not consummated prior to the Current Termination Date, we will dissolve and liquidate in accordance with the Certificate of Incorporation. If we liquidate, our public stockholders may only receive a return of a pro rata portion of the amounts remaining in the Trust Account, and our Warrants and Rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are unable to effect the Charter Extension, we will not be able to extend the Current Termination Date.

Q:	What constitutes a quorum?

A:	A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person (including virtually) or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, our officers, our current and former directors and certain members of our advisory board (collectively, the “Initial Stockholders”) hold an aggregate of 2,875,000 shares of Common Stock issued prior to the IPO (the “Founder Shares”). Such Founder Shares, which represent an aggregate of 91.8% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the Founder Shares, no shares of Public Stock would be required to be present at the Stockholder Meeting to achieve a quorum. Because the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed. Therefore, such broker non-votes will not count towards quorum at the Stockholder Meeting. In the absence of a quorum, the chairman of the Stockholder Meeting has the power to adjourn the Stockholder Meeting.

Q:	What vote is required to approve the proposals presented at the Stockholder Meeting?

A:	Approval of each of the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person (including virtually) or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

Q:	How will the Sponsor and WinVest’s directors and officers vote?

A:	The Initial Stockholders, including the Sponsor and WinVest’s directors and officers, intend to vote any shares of Common Stock over which they have voting control in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

The Initial Stockholders are not entitled to redeem any Common Stock held by them in connection with the Extension Amendment Proposal. On the Record Date, the Initial Stockholders beneficially owned and were entitled to vote an aggregate of 2,875,000 shares of Common Stock, representing 91.8% of our issued and outstanding shares of Common Stock.

Q:	Who is WinVest’s Sponsor?

A:	WinVest’s sponsor is WinVest SPAC LLC, a Delaware limited liability company. The Sponsor currently owns 2,537,424 shares of Common Stock and 10,900,000 Private Placement Warrants. Jeff LeBlanc, the manager of the Sponsor, has voting and dispositive power over the Common Stock and Private Placement Warrants held by the Sponsor. The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in an initial business combination would be a “covered transaction” (as defined in 31 CFR 800.213).

7

Q:	Why should I vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal?

A:	We believe stockholders will benefit from the Company consummating the Business Combination and are proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which the Company has to complete an initial business combination (including the Business Combination) until the Charter Extension Date (or Additional Charter Extension Date, if applicable). Although we are using our best efforts to complete the Business Combination as contemplated by the Business Combination Agreement as soon as practicable, without the Charter Extension, we do not believe we will be able to complete an initial business combination (including the Business Combination) on or before the Current Termination Date. If that were to occur, the Company would be forced to liquidate.

The Trust Agreement provides that if a business combination has not been consummated by September 17, 2026 (unless extended up to two months), the Trust Account is to be liquidated and its proceeds are to be distributed to our public stockholders of record as of such date, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest that may be released to us to pay dissolution expenses). The purpose of the Trust Amendment is to amend the Trust Agreement to extend the Liquidation Date from September 17, 2026 to October 17, 2026, and to allow us, without another stockholder vote, to elect to further extend the Liquidation Date on a monthly basis for up to five times from October 17, 2026 to March 17, 2027 to match the Certificate of Incorporation if the Extension Amendment Proposal is approved and the Extension Amendment is filed.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may expressly “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Stockholder Meeting virtually or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your Common Stock will be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Stockholder Meeting virtually or by proxy, or if you do attend the Stockholder Meeting virtually or by proxy but you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, your Common Stock will not be counted for the purposes of determining whether the Adjournment Proposal is approved, and your Common Stock which is not voted at the Stockholder Meeting will have no effect on the outcome of such vote. If you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, this will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate an initial business combination (including the Business Combination), but may do so in the future.

8

Q:	What happens if the Extension Amendment Proposal or the Trust Amendment Proposal are not approved?

A:	If there are insufficient votes to approve both the Extension Amendment Proposal and the Trust Amendment Proposal, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension and the Trust Amendment.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not both approved at the Stockholder Meeting or at any adjournment thereof and the Business Combination is not completed on or before the Current Termination Date, then as contemplated by and in accordance with the Certificate of Incorporation, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the Public Stock for cash for a redemption price per share as described below (which Redemption (as defined below) will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such Redemption, subject to approval of our then-stockholders and subject to the requirements of the Delaware General Corporation Law (the “DGCL”), including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Company advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of the Company’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes (less up to $100,000 of such interest to pay dissolution expenses) divided by the total number of shares of Public Stock then outstanding.

The Initial Stockholders have waived their right to participate in any liquidation distribution with respect to the 2,875,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to our Warrants or Rights, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q:	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will file the Extension Amendment with the Delaware Secretary of State, enter into the Trust Amendment with the Trustee and continue to attempt to consummate the Business Combination until the Charter Extension Date (or Additional Charter Extension Date, if applicable).

9

If the Charter Extension and the Trust Amendment are implemented and one or more of our stockholders elect to redeem their Public Stock in exchange for their pro rata portion of the funds held in the Trust Account (a “Redemption”), we will remove from the Trust Account and deliver to the holders of such redeemed Public Stock an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock, and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination, subject to the redemption rights of holders of Public Stock in connection with an initial business combination.

The removal from the Trust Account of such amounts will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Sponsor.

Q:	If I vote for or against the Extension Amendment Proposal or the Trust Amendment Proposal, do I need to request that my shares be redeemed?

A:	Yes. Whether you vote “for” or “against” the Extension Amendment Proposal or the Trust Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	What amount will holders receive upon consummation of an initial business combination or liquidation if the Extension Proposal and the Trust Amendment Proposal are approved?

A:	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Company determines to effect the Charter Extension, prior to filing the Extension Amendment and entering into the Trust Amendment with Continental, the Lender shall lend the Company the Monthly Extension Payment, which the Company shall deposit into the Trust Account upon the Company’s first drawdown of the Note. In addition, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Extension and Trust Amendment become effective, in the event that we have not consummated an initial business combination by September 17, 2026, without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five times, each by one additional month (or such shorter period as the Sponsor shall request) (for a total of up to six additional months to complete an initial business combination), provided that we draw down and deposit into the Trust Account, for each such extension, the Monthly Extension Payment under the Note, for an additional aggregate deposit of up to $150,000 (if all five additional extensions are exercised). If we complete an initial business combination, we will repay the amounts loaned under the Note. If we do not complete an initial business combination by the applicable Termination Date, such Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note, issue securities and pay certain fees to the Lender in connection with the Note.

Q:	Am I being asked to vote on an initial business combination at this Stockholder Meeting?

A:	No. You are not being asked to vote on an initial business combination, including the Business Combination, at this time. If the Charter Extension is implemented and you do not elect to redeem your shares of Public Stock, provided that you are a stockholder on the record date for the stockholder meeting to consider an initial business combination (including the Business Combination), you will be entitled to vote on such initial business combination when it is submitted to stockholders and will retain the right to redeem your shares of Public Stock for cash in connection with an initial business combination (including the Business Combination) or liquidation.

10

Q:	Will how I vote affect my ability to exercise redemption rights?

A:	No. You may exercise your redemption rights whether or not you are a holder of Public Stock on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Stock on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by stockholders who will redeem their Public Stock and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Stock holding shares in a company with a potentially less liquid trading market, fewer stockholders, potentially less cash, and the potential inability to meet the minimum initial listing standards of Nasdaq at the closing of the Business Combination.

Q:	Will the balance in the Trust Account be affected by the Excise Tax included in the Inflation Reduction Act of 2022?

A:

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022, which, among other things, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax.

We will not use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation the Excise Tax, on any redemptions or stock buybacks by the Company. In the event (i) an excise tax and/or any other similar fees or taxes in nature are levied or imposed on us pursuant to any current, pending or future rule(s) or law(s), including without limitation the Excise Tax, in relation to a redemption of securities as described herein or otherwise, and (ii) the holders of our shares of Common Stock approve the Extension Amendment Proposal, if such excise tax or fee has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax or fee, our Sponsor or a designee agrees to promptly (but in any event sufficiently prior to the due date for such tax or fee to assure timely payment thereof) either directly pay such tax or fee on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax or fee timely with respect to any future redemptions that occur prior to or in connection with an initial business combination or our liquidation. The Sponsor agrees not to seek recourse for such expenses from the Trust Account.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. Stockholders may send a later-dated, signed proxy card to WinVest Acquisition Corp., at 125 Cambridgepark Drive, Suite 301, Cambridge, Massachusetts 02140, so that it is received by the Company prior to the vote at the Stockholder Meeting (which is scheduled to take place on [●], 2026) or attend the virtual Stockholder Meeting and vote electronically. Stockholders also may revoke their proxy by sending a notice of revocation to our Chief Executive Officer, which must be received by our Chief Executive Officer prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. Approval of each of the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person (including virtually) or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

11

Stockholders who attend the Stockholder Meeting, either virtually or by proxy, will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Stockholder Meeting. The presence, in person (including virtually) or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting.

With respect to the Extension Amendment Proposal and the Trust Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As these proposals are not “routine” matters, brokers will not be permitted to exercise discretionary voting on these proposals.

With respect to the Adjournment Proposal, abstentions will have no effect on the approval of the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:	If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of the New York Stock Exchange, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that the New York Stock Exchange determines to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal, Trust Amendment Proposal and Adjournment Proposal are all “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals.

If you are a WinVest stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal at the Stockholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with the directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Q:	What interests do WinVest’s directors and officers have in the approval of the Extension Amendment Proposal and the Trust Amendment Proposal?

A:	WinVest’s directors and officers have interests in the Extension Amendment Proposal and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and Private Placement Warrants. See the section titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Initial Stockholders” in this proxy statement.

12

Q:	Do I have appraisal rights if I object to the Extension Amendment Proposal or the Trust Amendment Proposal?

A:	No. There are no appraisal rights available to our stockholders in connection with the Extension Amendment Proposal or the Trust Amendment Proposal.

Q:	If I am a Public Warrant or Right holder, can I exercise redemption rights with respect to my Public Warrants or Rights?

A:	No. The holders of Public Warrants and the holders of Rights have no redemption rights with respect to such Public Warrants or Rights.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a holder of Public Stock and wish to exercise your right to redeem your Common Stock, you must:

I.	(a) hold Common Stock or (b) hold Common Stock through Units and elect to separate your Units into the underlying Common Stock, Rights and Public Warrants prior to exercising your redemption rights with respect to the Common Stock;

II.	prior to 5:00 p.m., Eastern Time, on [●], 2026 (two business days prior to the initially scheduled vote at the Stockholder Meeting), (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Common Stock for cash and (b) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

III.	deliver your Common Stock to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Common Stock, Rights and Public Warrants prior to exercising redemption rights with respect to the Common Stock. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Common Stock, Rights and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal, and contingent upon the effectiveness of the implementation of the Charter Extension, any holder of Public Stock will be entitled to request that their Public Stock be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Stockholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income or other tax obligations, divided by the number of then-outstanding shares of Public Stock. As of  [●] , 2026, this would have amounted to approximately $ [●] per share of Public Stock.

13

However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public stockholders electing to redeem their Common Stock will be distributed promptly after the Stockholder Meeting.

Any request for redemption, once made by a holder of Common Stock, may be withdrawn at any time until the deadline for exercising redemption requests, unless approved by the Board. If you deliver your shares for redemption to the Transfer Agent and later decide prior to the deadline for exercising redemption requests not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on [●], 2026 (two business days prior to the initially scheduled date of the Stockholder Meeting).

If a holder of Public Stock properly makes a request for redemption and the Public Stock is delivered as described above, we will redeem such holder’s Public Stock for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If you are a holder of Public Stock and you exercise your redemption rights, it will not result in the loss of any Public Warrants or Rights that you may hold.

If the Stockholder Meeting is abandoned for any reason, then holders of Public Stock shall not have the right to redeem their Public Stock at this time.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:	The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Stockholder Meeting?

A:	You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?

A:	We will pay the cost of soliciting proxies for the Stockholder Meeting. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Stockholder Meeting. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Common Stock and in obtaining voting instructions from those owners. Our directors, officers, advisory board members and employees may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

14

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Email: ksmith@advantageproxy.com

You also may obtain additional information about WinVest from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Public Stock and you intend to seek redemption of your shares, you will need to deliver your Common Stock (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on [●], 2026 (two business days prior to the date of the Stockholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

15

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K, filed with the SEC on March 30, 2026, in any subsequent Quarterly Reports on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Extension will enable us to complete the Business Combination.

Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved, we can provide no assurances that an initial business combination (including the Business Combination) will be consummated prior to September 17, 2026. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination (including the Business Combination). Even if the Charter Extension or an initial business combination (including the Business Combination) are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension vote and the vote on an initial business combination could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our Public Stock on the open market. The price of our Public Stock may be volatile, and there can be no assurance that stockholders will be able to dispose of their Public Stock at favorable prices, or at all.

The SEC has adopted rules to regulate SPACs. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with such rules may increase our costs and the time needed to complete an initial business combination (including the Business Combination) and may constrain the circumstances under which we could complete an initial business combination.

On January 24, 2024, the SEC adopted final rules (the “SPAC Final Rules”) relating to, among other items, disclosures in SEC filings in connection with business combination transactions between SPACs such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act. The SPAC Final Rules became effective on July 1, 2024. Certain of the procedures that we, a potential initial business combination target (including Xtribe), or others may determine to undertake in connection with the SPAC Final Rules, or pursuant to the SEC’s views expressed in the SPAC Final Rules, may increase the costs of negotiating and completing an initial business combination (including the Business Combination) and the time required to consummate a transaction, and may constrain the circumstances under which we could complete an initial business combination.

If we were deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

In the adopting release for the SPAC Final Rules, the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities, and “is a question of facts and circumstances” requiring individualized analysis. If we were deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. Although we do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we were able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

16

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have instructed the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, we may receive less interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any Redemption or the liquidation of the Company.

The funds in the Trust Account are currently held in an interest-bearing deposit account and have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less, in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act or in cash. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we have instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain all funds in the Trust Account in cash in an interest-bearing bank account until the earlier of the consummation of our initial business combination or the liquidation of the Company. The interest rate on such deposit account is currently approximately 3.25% per annum, but such deposit account carries a variable interest rate, and we cannot assure you that such rate will not decrease significantly. As a result, we may receive less interest, if any, on the funds held in the Trust Account than if the assets in the Trust Account had remained in U.S. government securities or money market funds. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, our liquidation of the securities held in the Trust Account and the holding of all funds in the Trust Account in cash could reduce the dollar amount our public stockholders would receive upon any Redemption or the liquidation of the Company.

The Excise Tax included in the Inflation Reduction Act of 2022 may decrease the value of our securities following an initial business combination, hinder our ability to consummate an initial business combination (including the Business Combination) and decrease the amount of funds available for distribution in connection with a liquidation.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022, which, among other things, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning on January 1, 2023, with certain exceptions. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the Excise Tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely. Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year in which a liquidation is completed will also be exempt from such tax. Redemptions of our Public Stock in connection with an amendment to our Certificate of Incorporation or in connection with an initial business combination (including the Business Combination) may subject us to the Excise Tax unless one of the two exceptions above apply.

17

As described under “Proposal No. 1 — The Extension Amendment Proposal,” if the Current Termination Date is extended, our public stockholders will have the right to require us to redeem their Public Stock. Any Redemption or other repurchase that we make may be subject to the Excise Tax to the extent we do not liquidate by December 31, 2025. Whether and to what extent we would be subject to the Excise Tax would depend on a number of factors, including (i) the fair market value of the Redemptions and repurchases in connection with our initial business combination, (ii) the structure of our initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with our initial business combination (or otherwise issued not in connection with our initial business combination but issued within the same taxable year of our initial business combination) and (iv) the content of regulations and other guidance from the U.S. Department of Treasury. In addition, because the Excise Tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. The foregoing could cause a reduction in the cash available to complete a business combination, and could have an adverse effect on our ability to complete an initial business combination, including the Business Combination.

We have been delisted from Nasdaq, and there is a limited trading volume for our securities on the OTC Markets.

Our securities were previously listed on The Nasdaq Capital Market. Nasdaq IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of WinVest, was September 14, 2024 (the “Nasdaq Deadline”). We did not complete a business combination prior to the Nasdaq Deadline. As a result, we are in violation of Nasdaq IM-5101-2.

As previously reported, on September 17, 2024, we received a written notice (the “Notice”) from the Listing Qualifications Department of Nasdaq indicating that we had failed to comply with Nasdaq Listing Rules IM-5101-2. Pursuant to the Notice, unless we timely requested a hearing to appeal this determination before a Nasdaq Hearings Panel (the “Panel”) by September 24, 2024, our securities would be subject to suspension and delisting from The Nasdaq Capital Market at the opening of business on September 26, 2024.

On September 24, 2024, we timely requested a hearing before the Panel to appeal the Notice and to request sufficient time to close the Business Combination with Xtribe, which request stayed the suspension of trading on our securities. Such hearing was held on November 12, 2024, at which we requested that the Panel grant our request for an extension until March 17, 2025 (the “Extended Date. On December 17, 2024, we received a written notice from the Office of General Counsel of Nasdaq informing us that the Panel had granted the Company’s request to continue its listing on Nasdaq until the Extended Date. The Panel’s decision allowed our securities to remain listed on Nasdaq through the Extended Date, provided that we comply with certain conditions, including that we would have completed our Business Combination on or before the Extended Date, and that the combined company would have demonstrated compliance with all applicable requirements for an initial listing on Nasdaq. On March 18, 2025, we received a written notice from the Panel, indicating that the Panel had determined to delist our securities from Nasdaq and that trading in our securities would be suspended at the open of trading on March 20, 2025, due to our failure to satisfy the terms of the Panel’s decision, including the requirement that we complete the Business Combination on or before the Extended Date.

Our Public Stock, Rights, Units and Public Warrants are currently traded under the symbols “WINV,” “WINVR,” “WINVU,” and “WINVW,” respectively, on the OTC Markets, which is an inter-dealer automated quotation system for equity securities not listed on a national securities exchange. We do not currently meet the listing standards of Nasdaq or any other national securities exchange. We presently anticipate that our securities will continue to be quoted on the OTC Markets. There is a limited trading volume for our securities. As a result, relatively small trades of our securities may have a significant impact on the price of our securities and, therefore, may contribute to the price volatility of our securities. Because of limited trading volume in our securities and the price volatility of our securities, our existing investors may be unable to sell their securities when they desire or at the price they desire. The inability to sell their securities in a declining market because of such illiquidity or at a price they desire may substantially increase our investors’ risk of loss.

The delisting of our securities from Nasdaq may have an adverse effect on institutional investor interest in holding or acquiring our securities and otherwise reduce the number of investors willing to hold or acquire our securities. This could negatively affect our ability to raise capital necessary to maintain operations and service our debt or effect any restructuring of our outstanding indebtedness.

18

Other material adverse effects we may face as a result of the delisting of our securities from Nasdaq include:

●	a limited availability of market quotations for our securities;
●	a determination that our Public Stock is a “penny stock,” which will require brokers trading in such stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
●	a limited amount of news and analyst coverage; and
●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, now that we are not currently listed on Nasdaq, our securities do not qualify as covered securities under such statute and we are subject to regulation in each state in which we offer our securities.

19

SPECIAL MEETING OF WINVEST STOCKHOLDERS

This proxy statement is being provided to WinVest stockholders as part of a solicitation of proxies by the Board for use at the special meeting of WinVest stockholders to be held on [●] , 2026, and at any adjournment thereof. This proxy statement contains important information regarding the Stockholder Meeting and the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [●], 2026 to all stockholders of record of WinVest as of the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.

Date, Time and Place of Stockholder Meeting

The Stockholder Meeting will be held on [●], 2026, at [●] a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

We encourage you to attend the Stockholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/winvestacquisition/sm2026. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.

You can pre-register to attend the virtual Stockholder Meeting starting  [●] , 2026, at 9:00 a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address https://www.cstproxy.com/winvestacquisition/sm2026 into your browser, enter your control number, name and email address. Once you pre-register, you can vote or enter questions in the chat box. At the start of the Stockholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.

Stockholders who hold their investments through a bank or broker will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at spacredemptions@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing (or if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 8909014#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.

The Proposals at the Stockholder Meeting

At the Stockholder Meeting, our stockholders will consider and vote on the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal — To amend our Certificate of Incorporation to extend the Termination Date from the Current Termination Date to the Charter Extension Date, and to allow us, without another stockholder vote, to extend the Termination Date on a monthly basis for up to five times by an additional one month (or such shorter period as the Sponsor shall request) each time after the Charter Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until March 17, 2027, or a total of up to six months after the Current Termination Date, unless the closing of an initial business combination shall have occurred prior thereto. A copy of the proposed amendment is set forth in Annex A to this proxy statement; and

20

2.	Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement to extend the Liquidation Date from September 17, 2026 to October 17, 2026, and to allow the Company, without another stockholder vote, to elect to further extend the Liquidation Date on a monthly basis for up to five times from October 17, 2026 to March 17, 2027. A copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement; and

3.	Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person (including virtually) or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Company determines to effect the Charter Extension, prior to filing the Extension Amendment with the Delaware Secretary of State to effectuate the Charter Extension and entering into the Trust Amendment with Continental, the Lender shall lend the Company the Monthly Extension Payment, which the Company shall deposit into the Trust Account, upon the Company’s first drawdown of the Note. In addition, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Extension becomes effective, in the event that we have not consummated an initial business combination by October 17, 2026, without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five times, each by one additional month (or such shorter period as the Sponsor shall request) (for a total of up to six additional months to complete an initial business combination), provided that we draw down and deposit into the Trust Account, for each such extension, the Monthly Extension Payment under the Note, for an additional aggregate deposit of up to $150,000. If we complete an initial business combination, we will repay the amounts loaned under the Note. If we do not complete an initial business combination by the applicable Termination Date, such Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note, issue securities and pay certain fees to the Lender in connection with the Note.

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on [●], 2026, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 3,133,251 issued and outstanding shares of Common Stock, of which 258,251 shares are Public Stock held by public stockholders and 2,875,000 shares are Founder Shares held by the Initial Stockholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence, in person (including virtually) or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Initial Stockholders, who own approximately 91.8% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, no shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum.

21

Abstentions

Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and no effect on the approval of the Adjournment Proposal.

Broker Non-Votes

Under the New York Stock Exchange rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

The Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals at the Stockholder Meeting without your instruction.

Vote Required for Approval

Approval of each of the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person (including virtually) or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

The Initial Stockholders intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting. As of the date of this proxy statement, the Initial Stockholders own, in aggregate, 91.8% of the issued and outstanding shares of Common Stock.

The following table reflects the number of additional shares of Public Stock required to approve each proposal:

		Number of Additional Shares of Public Stock Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Majority of Issued and Outstanding Shares of Common Stock	0	0
Trust Amendment Proposal	Majority of Issued and Outstanding Shares of Common Stock	0	0
Adjournment Proposal	Majority of Voted Stock	0	0

22

Voting Your Shares

If you were a holder of record of Common Stock as of the close of business on the Record Date for the Stockholder Meeting, you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your Common Stock at the Stockholder Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 4:00 p.m., Eastern Time, on [●], 2026.

Voting Electronically. You may virtually attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/winvestacquisition/sm2026 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify our Chief Executive Officer in writing at WinVest Acquisition Corp., 125 Cambridgepark Drive, Suite 301, Cambridge, Massachusetts 02140, before the Stockholder Meeting that you have revoked your proxy; or

●	you may attend the virtual Stockholder Meeting, revoke your proxy, and vote electronically, as indicated above.

No Additional Matters

The Stockholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Under our Bylaws, other than procedural matters incident to the conduct of the Stockholder Meeting, no other matters may be considered at the Stockholder Meeting if they are not included in this proxy statement, which serves as the notice of the Stockholder Meeting.

23

Who Can Answer Your Questions about Voting

If you are a WinVest stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Advantage Proxy, Inc., our proxy solicitor, by calling (877) 870-8565 (toll-free), or by emailing ksmith@advantageproxy.com.

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Public Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any stockholder holding shares of Public Stock may demand that we redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $[●] per share as of [●], 2026), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, we will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.

As a holder of Public Stock, you will be entitled to receive cash for any Public Stock to be redeemed only if you:

(i)	(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock, Rights and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

(ii)	submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Stock for cash, and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

(iii)	deliver your Public Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Stock in the manner described above prior to 5:00 p.m., Eastern Time, on [●], 2026 (two business days prior to the initially scheduled Stockholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of WinVest that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Public Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.

The closing price of our Public Stock on  [●]  2026, the most recent practicable date prior to the date of this proxy statement, was $[●]per share. The cash held in the Trust Account on such date was approximately $ [●] (including interest not previously released to the Company to pay its income or other tax obligations) ($ [●] per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of our Public Stock, as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in our securities when you wish to sell your shares.

24

If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Stockholder Meeting.

For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to our stockholders in connection with the Extension Amendment Proposal or the Trust Amendment Proposal.

Proxy Solicitation Costs

We are soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. We have engaged Advantage Proxy, Inc to assist in the solicitation of proxies for the Stockholder Meeting. The Company and its directors, officers and advisory board members may also solicit proxies in person. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. We will pay Advantage Proxy a fee of $10,000, plus disbursements, reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as our proxy solicitor. We will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to our stockholders. Directors, officers and advisory board members of the Company who solicit proxies will not be paid any additional compensation for soliciting.

25

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

WinVest is proposing to amend its Certificate of Incorporation to extend the date by which it has to consummate an initial business combination to the Charter Extension Date so as to give it additional time to complete the Business Combination.

Without the Charter Extension, we do not believe the Company will be able to complete an initial business combination (including the Business Combination) on or before the Current Termination Date. If that were to occur, the Company would be forced to liquidate.

As contemplated by the Certificate of Incorporation, the holders of Public Stock may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On  [●] , 2026, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[●] (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of  [●] , 2026 (including interest not previously released to the Company to pay its income or other tax obligations), divided by the total number of then-outstanding shares of Public Stock. The redemption price per share will increase between [●], 2026 and the date that is two business days prior to the Stockholder Meeting due to any interest that accrues on the amount on deposit in the Trust Account prior to such date (less any amounts released to us to pay our income or other tax obligations between such dates). The closing price of the Public Stock as reported on the OTC Markets on [●] , 2026 was $ [●]. Accordingly, if the market price of the Common Stock were to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $ [●] more per share than if the shares were sold in the open market (based on the current per share redemption price and the closing price of our Public Stock as reported on the OTC Markets on [●] , 2026). We cannot assure you that you will be able to sell your Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in our securities when you wish to sell your shares. We believe that such redemption right enables our public stockholders to determine whether or not to sustain their investments for an additional period if we do not complete the Business Combination on or before the Current Termination Date.

Reasons for the Extension Amendment Proposal

Our Certificate of Incorporation currently provides that we have until March 17, 2026 to complete an initial business combination. The Company and its officers and directors agreed that they would not seek to amend the Certificate of Incorporation to allow for a longer period of time to complete an initial business combination unless the Company provided holders of its Public Stock with the right to seek redemption of their Public Stock in connection therewith. The Board believes that it is in the best interests of our stockholders that the Charter Extension be obtained so that we will have a limited additional amount of time to consummate the Business Combination. Without the Charter Extension, we believe we will not be able to complete an initial business combination (including the Business Combination) on or before September 17, 2026. If that were to occur, we would be forced to liquidate. We believe that given the Company’s expenditure of time, effort and money on pursuing the Business Combination, circumstances warrant providing our public stockholders an opportunity to consider the Business Combination.

The Extension Amendment Proposal is essential to allowing the Company additional time to consummate the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.

If the Extension Amendment Proposal is approved and the Company determines to effect the Charter Extension, prior to filing the Extension Amendment with the Delaware Secretary of State to effectuate the Charter Extension, the Lender shall lend the Company the Monthly Extension Payment, which the Company shall deposit into the Trust Account, upon the Company’s first drawdown of the Note.

26

In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event we have not consummated an initial business combination by October 17, 2026, without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five times, each by one additional month (or such shorter period as the Sponsor shall request) (for a total of up to six additional months to complete an initial business combination), provided that we draw down and deposit into the Trust Account, for each such extension, the Monthly Extension Payment, for an additional aggregate deposit of up to $150,000. If we complete an initial business combination, we will repay the amounts loaned under the Note. If we do not complete an initial business combination by the applicable Termination Date, such Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note, issue securities and pay certain fees to the Lender in connection with the Note. For illustrative purposes, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective and we take the maximum time to complete an initial business combination, the redemption price per share at the stockholder meeting to consider such initial business combination or our subsequent liquidation would be approximately $ [●] per share of Public Stock, based on the aggregate amount on deposit in the Trust Account of approximately $ [●]as of [●], 2026, and an aggregate of $180,000 to be drawn down under the Note and deposited in the Trust Account, divided by the total number of then-outstanding shares of Public Stock (assuming no Public Stock is redeemed in connection with the Stockholder Meeting, and not giving effect to the accrual of any further interest or any interest to be released to the Company to pay its income or other tax obligations), in comparison to the redemption price as of [●] , 2026 of approximately $ [●] per share.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Current Termination Date, then, as contemplated by and in accordance with the Certificate of Incorporation, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the Public Stock for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of our then-stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Company advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of the Company’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes (less up to $100,000 of such interest to pay dissolution expenses) divided by the total number of shares of Public Stock then outstanding. There will be no distribution from the Trust Account with respect to our Warrants or Rights, which may both expire worthless in the event the Company dissolves and liquidates the Trust Account. If we liquidate, our public stockholders may only receive $ [●] per share. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

The Initial Stockholders have waived their rights to participate in any liquidation distribution with respect to the 2,875,000 Founder Shares held by them.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, assuming the Trust Amendment Proposal is also approved, the Company will make all filings required to be made with the Delaware Secretary of State in connection with the Extension Amendment Proposal to extend the time it has to complete an initial business combination until the Charter Extension Date. We will then continue to attempt to consummate the Business Combination until the Charter Extension Date (or Additional Charter Extension Date, if applicable). WinVest will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its Common Stock, Rights and Public Warrants will remain publicly traded during this time.

27

Interests of the Initial Stockholders

When considering the recommendation of the Board, you should be aware that aside from their interests as direct or indirect stockholders, the Initial Stockholders (including the Sponsor and our directors and officers) have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to stockholders that they approve the Extension Amendment Proposal. You should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

●	the fact that the Sponsor paid $5,450,000 for 10,900,000 Private Placement Warrants, each of which is identical to the Public Warrants issued as part of the Units and entitles the holder thereof to purchase one-half (1/2) of a share of Common Stock at a price of $11.50 per whole share. If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by March 17, 2026, then a portion of the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants held by our Sponsor will be worthless;

●	the fact that the Initial Stockholders have invested in the Company an aggregate of $5,475,000, comprised of the $25,000 purchase price for 2,875,000 Founder Shares and the $5,450,000 purchase price for 10,900,000 Private Placement Warrants. Assuming a trading price of $ [●]per share of Common Stock and $ [●] per Public Warrant (based upon the respective closing prices of the Common Stock and the Public Warrants on the OTC Markets on [●], 2026, the most recent practicable date prior to the date of this proxy statement), the 2,875,000 Founder Shares and 10,900,000 Private Placement Warrants would have an implied aggregate market value of $ [●]. Even if the trading price of the shares of Common Stock was as low as $1.90 per share, the aggregate market value of the Founder Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Stockholders. As a result, if an initial business combination (including the Business Combination) is completed, the Initial Stockholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Common Stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing an initial business combination before September 17, 2026, the Initial Stockholders will lose their entire investment in the Company;

●	the fact that the Company has issued unsecured promissory notes in the aggregate principal amount of $4.22 million to the Sponsor, which notes will be repaid only from amounts remaining outside of the Trust Account, if any, in the event we do not consummate an initial business combination;

●	the fact that the Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if the Extension Amendment Proposal is not approved and we fail to complete an initial business combination by September 17, 2026;

●	the fact that certain of our Initial Stockholders may serve as directors or officers of any acquired business after the consummation of an initial business combination, and as such, would be entitled to receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers. For example, pursuant to the Business Combination Agreement, if the Business Combination is consummated, the Sponsor will be entitled to name two directors of the combined company;

●	the indemnification of our existing officers and directors and the liability insurance maintained by the Company;

●	the fact that the Initial Stockholders will lose their entire investment in the Company and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and an initial business combination is not consummated by September 17, 2026,; and

28

●	the fact that the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per share of Public Stock or (ii) such lesser amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the Trust Account assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party or prospective target business who executed a waiver of any and all rights to seek access to the Trust Account or any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Public Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any stockholder holding shares of Public Stock may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $ [●] per share as of  [●] , 2026), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, we will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.

As a holder of Public Stock, you will be entitled to receive cash for any Public Stock to be redeemed only if you:

(i)	(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock, Rights and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

(ii)	submit a written request to the Transfer Agent, in which you (a) request that we redeem all or a portion of your Public Stock for cash, and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

(iii)	deliver your Public Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Stock in the manner described above prior to 5:00 p.m., Eastern Time, on [●] , 2026 (two business days prior to the initially scheduled Stockholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Public Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.

29

The closing price of the Public Stock on  [●] , 2026, the most recent practicable date prior to the date of this proxy statement, was $  [●] per share. The cash held in the Trust Account on  [●] , 2026 was approximately $ [●] (including interest not previously released to the Company to pay its income or other tax obligations) ($ [●] per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of the Public Stock, as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in our securities when its stockholders wish to sell their shares.

If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Stockholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.

As of the date of this proxy statement, the Initial Stockholders intend to vote any shares of Common Stock owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Stockholders own an aggregate of 91.8% of the issued and outstanding shares of Common Stock. As a result, approval of the Extension Amendment Proposal will not require the affirmative vote of any shares of Public Stock.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

EXTENSION AMENDMENT PROPOSAL.

30

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

Overview

We entered into the Trust Agreement in connection with the IPO and a potential initial business combination. The Trust Amendment would amend the Trust Agreement to authorize the Charter Extension as contemplated by the Extension Amendment Proposal.

Reasons for the Proposal

The purpose of the Trust Amendment Proposal is to authorize the Charter Extension under the Trust Agreement, as the Charter Extension is not contemplated under the Trust Agreement’s current terms and such an amendment to the Trust Agreement requires the approval of the holders of at least a majority of the outstanding shares of our Common Stock. We believe that given the Company’s expenditure of time, effort and money on pursuing the Business Combination, circumstances warrant providing our public stockholders an opportunity to consider the Business Combination. For the Company to implement the Charter Extension, the Trust Agreement must be amended to authorize the Charter Extension.

If the Trust Amendment Proposal is Not Approved

If the Trust Amendment Proposal is not approved, the Charter Extension cannot be effected. If the Charter Extension is not effected and we do not complete an initial business combination on or before the Current Termination Date, then, as contemplated by and in accordance with the Certificate of Incorporation, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the Public Stock for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of our then-stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Company advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of the Company’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes (less up to $100,000 of such interest to pay dissolution expenses) divided by the total number of shares of Public Stock then outstanding. There will be no distribution from the Trust Account with respect to our Warrants or Rights, which may both expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Trust Amendment Proposal is Approved

If the Trust Amendment Proposal is approved, assuming the Extension Amendment Proposal is also approved, the Company shall enter into the Trust Amendment with the Trustee to extend the Liquidation Date. We will then continue to attempt to consummate the Business Combination until the Charter Extension Date (or Additional Charter Extension Date, if applicable). WinVest will remain a reporting company under the Exchange Act and its Common Stock, Rights and Public Warrants will remain publicly traded during this time.

Interests of the Initial Stockholders

The existence of financial and personal interests of our Initial Stockholders (including our Sponsor and our directors and officers) may result in a conflict of interest on the part of one or more of the Initial Stockholders between what he, she or it may believe is in the best interests of the Company and its stockholders and what he, she or it may believe is best for himself, herself or itself in determining to recommend that stockholders vote for the proposals. See the section entitled Proposal No. 1 — The Extension Amendment Proposal — Interests of the Initial Stockholders” for a further discussion.

31

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Trust Amendment Proposal.

As of the date of this proxy statement, the Initial Stockholders intend to vote all shares Common Stock owned by them in favor of the Trust Amendment Proposal. As of the date hereof, the Initial Stockholders own an aggregate of 91.8% of the issued and outstanding shares of Common Stock. As a result, approval of the Trust Amendment Proposal will not require the affirmative vote of any shares of Public Stock.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

TRUST AMENDMENT PROPOSAL.

32

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to approve the adjournment of the Stockholder Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person (including virtually) or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event that, based on the tabulated votes, there are insufficient shares of Common Stock represented (either in person (including virtually) or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal. In such events, the Charter Extension and the Trust Amendment would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person (including virtually) or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Initial Stockholders intend to vote any shares of Common Stock owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Stockholders own an aggregate of 91.8% of the issued and outstanding shares of Common Stock. As a result, approval of the Adjournment Proposal will not require the affirmative vote of any shares of Public Stock.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

33

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS
EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) of Public Stock that elect to have their Public Stock redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to investors that hold Public Stock as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:

●	financial institutions or financial services entities;

●	broker-dealers;

●	S corporations;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	tax-qualified retirement plans;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents or citizens of the United States;

●	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

●	persons or corporations subject to the alternative minimum tax;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

●	controlled foreign corporations;

●	corporations that accumulate earnings to avoid U.S. federal income tax;

●	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

●	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code; or

●	passive foreign investment companies or their stockholders.

34

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. We have not sought, and we do not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our Public Stock through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our Public Stock, the U.S. federal income tax treatment of a redemption of such Public Stock generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our Public Stock through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any Unit is separable at the option of the holder, we are treating each share of Public Stock, Public Warrant and Right held by a holder in the form of a single Unit as separate instruments and assuming that the Unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the Units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Stockholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Public Stock that elect to have their Public Stock redeemed for cash as described in the section titled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General

The U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Stock that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Stock will depend on whether the redemption qualifies as a sale of the Public Stock redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

35

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Stock owned directly, Public Stock owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of the Company. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority Stockholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution as discussed below.

Redemption of Public Stock Treated as Corporate Distribution

If the redemption is treated as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If the redemption is treated as a corporate distribution treated as dividend, such dividends paid to a Redeeming U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate Redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at a preferable rate. It is unclear whether the redemption rights with respect to the Public Stock described in this proxy statement will prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

36

Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Stock as discussed below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Stock will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Stock, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

Redemption of Public Stock Treated as a Sale or Other Disposition

If the redemption qualifies as a sale or other disposition of Public Stock, a Redeeming U.S. Holder will generally recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its Public Stock so redeemed. A Redeeming U.S. Holder’s adjusted tax basis in its Public Stock generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a Unit allocated to a share of Public Stock or the Redeeming U.S. Holder’s initial basis for Public Stock received upon exercise of a whole Warrant) less any prior distributions treated as a return of capital. Any such capital gain or loss will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for the Public Stock so disposed of exceeds one year. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations. However, it is unclear whether the redemption rights with respect to the Public Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements for long-term capital gain or loss.

If a Redeeming U.S. Holder holds different blocks of Public Stock (generally, shares of Public Stock purchased or acquired on different dates or at different prices), such Redeeming U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming U.S. Holder.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC STOCK PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Certain U.S. Federal Income Tax Considerations to Non-U.S. Stockholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Public Stock that elect to have their shares redeemed for cash as described in the section titled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Stock that so redeems its Public Stock and is not a Redeeming U.S. Holder.

Tax Treatment of the Redemption — In General

Except as otherwise discussed in this section, the characterization of a redemption for a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be characterized in the same manner as a U.S. Stockholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Stockholders.”

Redeeming Non-U.S. Holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

37

Redemption of Public Stock Treated as a Corporate Distribution

If the redemption qualifies as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles, and provided such dividends are not effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (on IRS Form W-8BEN or W-8BEN-E). Distributions in excess of current and accumulated earnings and profits will constitute a return of capital to the extent of the Redeeming Non-U.S. Holder’s adjusted tax basis in such Redeeming Non-U.S. Holder’s Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming Non-U.S. Holder’s Public Stock as discussed below. In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation” (see “— Redemption of Public Stock Treated as a Sale or Other Disposition” below), we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

The withholding tax does not apply to dividends paid to a Redeeming Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Redeeming Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Redeeming Non-U.S. corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate) on its effectively connected earnings and profits that are not reinvested in the United States.

Redemption of Public Stock Treated as a Sale or Other Disposition

If the redemption qualifies as a sale or other disposition, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal withholding tax in respect of gain recognized on a sale or other disposition of Public Stock unless:

●	the gain is effectively connected with the conduct of a trade or business by the Redeeming Non-U.S. Holder within the United States;

●	the Redeeming Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

●	we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Redeeming Non-U.S. Holder held Public Stock, and, in the case where the shares of Public Stock are regularly traded on an established securities market, the Redeeming Non-U.S. Holder has owned, directly or constructively (including through ownership of Warrants) more than 5% of the shares of Public Stock at any time within the shorter of the five-year period preceding the disposition or such Redeeming Non-U.S. Holder’s holding period for the shares of Public Stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Redeeming Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate) on its effectively connected earnings and profits that are not reinvested in the United States. Gain described in the second bullet point above will be subject to a flat 30% U.S. federal income tax rate on the gain derived from the redemption, which gain may be offset by certain U.S. source capital losses for the year.

If the third bullet point above applies to a Redeeming Non-U.S. Holder, gain recognized by such holder on the disposition of the Public Stock will be subject to tax at generally applicable U.S. federal income tax rates. We cannot determine whether we will be a U.S. real property holding corporation in the future until we complete an initial business combination. We will be classified as a U.S. real property holding corporation if the fair market value of our “U.S. real property interests” equals or exceeds 50 percent of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes.

38

If a Redeeming Non-U.S. Holder holds different blocks of Public Stock (generally, shares of Public Stock purchased or acquired on different dates or at different prices), such Redeeming Non-U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming Non-U.S. Holder.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Stock.

39

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of           , 2026, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of Common Stock;

●	each of our officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

The following table is based on 3,133,251 shares of Common Stock outstanding as of  [●] , 2026. Common stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of our Warrants or Rights, as these Warrants and Rights are not exercisable within 60 days of  [●] , 2026.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Common Stock	Percentage of Outstanding Shares of Common Stock
Directors and Named Executive Officers:
Manish Jhunjhunwala	53,576	1.7%
Mark H. Madden	28,000	*
Alok R. Prasad	28,000	*
Lawrence S. Kramer	28,000	*
Edward J. McGowan	28,000	*
Dr. Alex Pentland	28,000	*
Martin Schmidt	28,000	*
All current directors and executive officers as a group (seven individuals)	221,576	7.1%
Certain Stockholders:
WinVest SPAC LLC(2)	2,537,424	81.0%
Jeff LeBlanc(3)	2,565,424	81.9%

* Less than 1%.

(1)	Unless otherwise noted, the business address of each of our stockholders listed is C/O WinVest Acquisition Corp., 125 Cambridgepark Drive, Suite 301, Cambridge, Massachusetts 02140.

(2)	Consists of shares owned by WinVest SPAC LLC, our Sponsor. Jeff LeBlanc, one of our founders, is the sole manager of our Sponsor and may be deemed to have beneficial ownership of the shares of Common Stock held directly by our Sponsor. Mr. LeBlanc disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(3)	Consists of 2,537,424 shares owned by our Sponsor and 28,000 shares held directly by Mr. LeBlanc. Mr. LeBlanc is the sole manager of our Sponsor and may be deemed to have beneficial ownership of the shares of Common Stock held directly by our Sponsor. Mr. LeBlanc disclaims any beneficial ownership of the reported shares owned by our Sponsor other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

40

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendment is filed, we anticipate that we will hold another special meeting before the Termination Date to consider and vote upon approval of our initial business combination and other related matters. If we consummate the initial business combination within the required timeframe, our first annual meeting of stockholders will be held at a future date to be determined by the post-business combination company. If either the Extension Amendment Proposal or the Trust Amendment Proposal are not approved and an initial business combination is not consummated, or if they are approved but we do not consummate an initial business combination prior to the applicable Termination Date, the Company will liquidate and dissolve and there will be no annual meetings of the Company. You should direct any proposals to our Chief Executive Officer at WinVest Acquisition Corp., 125 Cambridgepark Drive, Suite 301, Cambridge, MA 02140.

41

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at WinVest Acquisition Corp., 125 Cambridgepark Drive, Suite 301, Cambridge, MA 02140, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

42

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to our stockholders upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Stockholder Meeting, you should contact the Company in writing at WinVest Acquisition Corp., 125 Cambridgepark Drive, Suite 301, Cambridge, Massachusetts 02140 or by telephone at (617) 658-3094.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, our proxy solicitor, by calling (877) 870-8565 and brokers, or by emailing ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Stockholder Meeting, or No later than [●], 2026.

43

ANNEX A

PROPOSED Certificate of AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

WINVEST ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

WINVEST ACQUISITION CORP., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1.	The name of the Corporation is “WinVest Acquisition Corp.”

2.	The Corporation’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 1, 2021 (the “Original Certificate”).

3.	An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 14, 2021 (the “Amended and Restated Certificate of Incorporation”).

4.	A First Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 6, 2022.

5.	A Second Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 16, 2023.

6.	A Third Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 16, 2023.

7.	A Fourth Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 14, 2023.

8.	A Fifth Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 13, 2024.

9.	A Sixth Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 16, 2024.

10.	A Seventh Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 17, 2025.

11.	An Eighth Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 16, 2025.

12.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation, as amended.

13.	This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “GCL”).

A-1

13.	The text of Paragraph A of Article Sixth is hereby amended and restated to read in full as follows:

A. Immediately after the IPO, a certain amount of the net offering proceeds received by the Corporation in the IPO (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Registration Statement shall be deposited in the Trust Fund. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Fund (including the interest earned on the funds held in the Trust Fund) will be released from the Trust Fund until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the IPO Shares if the Corporation is unable to complete its initial Business Combination within 49 months from the closing of the IPO (or up to 54 months, if applicable under the provisions of paragraph (F) of this Article Sixth) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate of Incorporation as described in this Section 6(A). Holders of IPO Shares (whether such IPO Shares were purchased in the IPO or in the secondary market following the IPO and whether or not such holders are officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” If, in accordance with Article Thirteenth, any amendment is made to this Amended and Restated Certificate of Incorporation (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the IPO Shares if the Corporation has not consummated an initial Business Combination within 49 months from the closing of the IPO (or up to 54 months, if applicable under the provisions of paragraph F of this Article Sixth) or (b) with respect to any other material provisions of this Amended and Restated Certificate of Incorporation relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their IPO Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest not previously released to the Corporation to pay its taxes, divided by the number of then-outstanding IPO Shares.

14.	The text of Paragraph F of Article Sixth is hereby amended and restated to read in full as follows:

F. In the event that the Corporation does not consummate a Business Combination upon the date which is the later of (i) 54 months from the closing of the IPO (or up to 60 months from the closing date of the IPO, if applicable, under the provisions of this paragraph (F)) and (ii) such later date as may be approved by the Company’s stockholders in accordance with this Amended and Restated Certificate of Incorporation (in any case, such date being referred to as the “Termination Date”), the Corporation shall (a) cease all operations except for the purposes of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then-stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (b) and (c) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund (less any taxes payable and up to $100,000 of interest to pay dissolution expenses) divided by the total number of IPO Shares then outstanding.

Notwithstanding the foregoing or any other provisions of the Articles of this Amended and Restated Certificate of Incorporation, in the event that the Corporation has not consummated an initial Business Combination within 49 months from the closing of the IPO, the Corporation may, without another stockholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to five times by an additional one (1) month (or such shorter period as WinVest SPAC LLC (the “Sponsor”) shall request) each time after 49 months from the closing of the IPO, by resolution of the Board, if requested by the Sponsor), and upon five days’ advance notice prior to the applicable Termination Date, until 54 months from the closing of the Offering, provided that the Sponsor (or one or more of its affiliates, members or third-party designees, including, but not limited to, any parties to a business combination agreement or their affiliates) (the “Lender”) will lend the Company, and the Company will deposit into the Trust Fund: for each such extension, $30,000, for an aggregate deposit of up to $150,000 (if all five additional extensions are exercised), upon the Company’s drawdown of a non-interest bearing, unsecured promissory note issued by the Corporation to the Lender. If the Corporation completes a Business Combination, it will repay the amounts loaned under the promissory note. If the Corporation does not complete a Business Combination by the deadline to consummate the Business Combination, such promissory note will be repaid only from funds held outside of the Trust Fund or will be forfeited, eliminated or otherwise forgiven.

A-2

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer this [●] day of Sepetmber, 2026.

WINVEST ACQUISITION CORP.

By:
Name:	Manish Jhunjhunwala
Title:	Chief Executive Officer

A-3

ANNEX B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

OF

WINVEST ACQUISITION CORP.

This Amendment No. 9 (this “Amendment”), dated as of September [●], 2026, to the Trust Agreement (as defined below), is made by and between WinVest Acquisition Corp, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of September 14, 2021 (as amended, the “Trust Agreement”);

WHEREAS, $116,150,000 was placed in the Trust Account from the IPO and sale of Private Warrants;

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, Section 1(j) of the Trust Agreement provides for the extension of the Applicable Deadline upon receipt of an Extension Letter in a form substantially similar to that attached thereto as Exhibit D;

WHEREAS, Section 7(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be amended with the approval of the holders of at least a majority of the outstanding shares of Common Stock;

WHEREAS, the Company and the Trustee previously amended the Trust Agreement on June 16, 2023, December 14, 2023, June 13, 2024, December 10, 2024, June 16, 2025, June 17, 2025, September 16, 2025 and  [●];

WHEREAS, at a special meeting of stockholders held on September [●], 2026, the Company obtained the approval of the holders of at least a majority of the outstanding shares of Common Stock to effect this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendment to Trust Agreement.

1.1	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i)	Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chairman of the Board or Chief Executive Officer and Chief Financial Officer or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by the Representative, complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; or (y) September 17, 2026 (the “Applicable Deadline”), provided, however, that the board of directors of the Company, in its discretion, upon written notice to the Trustee, may extend the Applicable Deadline by up to one month each time on up to five occasions, for up to an additional five months, but in no event to a date later than March 17, 2027 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open), if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Applicable Deadline;

B-1

1.2	Exhibit D of the Trust Agreement is hereby amended and restated in its entirety as follows:

EXHIBIT D

[Date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: Francis Wolf and Celeste Gonzalez

Re:	Trust Account – Extension Letter

Ladies and Gentlemen:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between WinVest Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, dated as of September 14, 2021, as amended (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional one (1) month, from _______________ to _______________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to the Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $30,000, which will be wired to you, into the Trust Account investments upon receipt.

This is the _____ of up to five Extension Letters.

Very truly yours,

WINVEST ACQUISITION CORP.

By:
Name:
Title:

cc: Chardan Capital Markets, LLC

2.1.	Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2.	Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3.	Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4.	Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

B-2

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

WINVEST ACQUISITION CORP.

By:
Name:	Manish Jhunjhunwala
Title:	Chief Executive Officer

[Signature Page to Amendment No. 7 to Investment Management Trust Agreement]

B-3

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION, DATED [●], 2026

WinVest Acquisition Corp.

125 Cambridgepark Drive, Suite 301

Cambridge, MA 02140

SPECIAL MEETING

OF STOCKHOLDERS OF WINVEST ACQUISITION CORP.

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON  [●] , 2026.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated  [●] , 2026, in connection with the special meeting of stockholders (the “Stockholder Meeting”) of WinVest Acquisition Corp. (“WinVest” or the “Company”) to be held at [●] a.m., Eastern Time, on  [●], 2026, via a virtual meeting, and hereby appoints Lawrence S. Kramer and Manish Jhunjhunwala, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of WinVest registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

Proposal No. 1 — The Extension Amendment Proposal — To amend WinVest’s amended and restated certificate of incorporation to (a) extend the date by which WinVest must consummate an initial business combination from September 17, 2026 to October 17, 2026, and (b) allow the Company, without another stockholder vote, to elect to extend the deadline to consummate an initial business combination on a monthly basis for up to five times by an additional one month (or such shorter period as may be requested) each time after October 17, 2026, by resolution of the board of directors, if requested by WinVest SPAC LLC, and upon five days’ advance notice prior to the applicable deadline, until March 17, 2027, or a total of up to six months after September 17, 2026, unless the closing of WinVest’s initial business combination shall have occurred. A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 — The Trust Amendment Proposal — To amend the Company’s Investment Management Trust Agreement, dated September 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended, to extend the date on which The Trustee must liquidate the trust account established by the Company in connection with its initial public offering from September 17, 2026 to October 17, 2026, and to allow the Company, without another stockholder vote, to elect to further extend such date on a monthly basis for up to five times from October 17, 2026 to March 17, 2027. A copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3 — The Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock, par value $0.0001 per share, of WinVest represented (either in person (including virtually) or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:            , 2026

(Signature):

(Signature if held jointly):

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.